New Program & Platform Event June 2024 Exhibit 99.3

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the progress and timing of the clinical development of the programs across our portfolio, including the expected therapeutic benefits of our programs, and potential efficacy and tolerability; the timing of clinical data updates across our pipeline, including the progress of doublet and triplet combinations for RLY-2608, the timing of clinical updates for RLY-2608, and the timing of a clinical data and regulatory update for lirafugratinib; the timing of clinical initiation of our various programs, including a potential pivotal trial for RLY-2608, clinical development in vascular malformations, clinical development of our non-inhibitory chaperone for Fabry disease, and clinical development of our NRAS-selective inhibitor; the potential of our product candidates to address a major unmet medical need; expectations regarding our pipeline, operating plan, use of capital, expenses and other financial results; our cash runway projection; the competitive landscape and potential market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our DynamoTM platform, including its role in identifying product candidates; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability and conflicts, or public health epidemics or outbreaks of an infectious disease on countries or regions in which we have operations or do business, as well as on the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay or pause of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Relay Tx – Today's Updates

RELAY THERAPEUTICS

Ongoing mono, doublet, triplet; Data update YE24

	BREAST CANCER	GENETIC DISEASE		SOLID TUMORS
	1 PI3Kα-Driven Breast Cancer	2 PI3Kα-Driven Vascular Malformations	3 Fabry Disease	4 NRAS-Driven Solid tumors
				
Program Updates	Pfizer 1st PI3Kαi + ET + CDK4i combination in clinic	1st mutant-selective PI3Kα inhibitor	1st non-inhibitory αGal chaperone	1st NRAS-selective inhibitor
Large US opportunity	~150,000 pts[1]	~170,000 pts[2] *(chronic treatment)*	~8,000 pts[3] *(chronic treatment)* $2B current market[5]	~28,000 pts[4]
Milestones	CDK4i clinical start by YE 2024	Clinical start in 1Q 2025	Clinical start in 2H 2025	Clinical start in 2H 2025

1. Prevalent US patient population with a PIK3CA mutation in adjuvant, first line metastatic and second line metastatic settings (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalence of vascular malformations with a PIK3CA mutation (Gallagher et al 2022 and several other sources); 3. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024); 4. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding melanoma stages 0-II (SEER, 3rd party source for alteration rate, Jan 2024); 5. Fabry disease forecasted 2024 market size per EvaluatePharma, includes Galafold® and ERTs (May 2024)

© 2024 Relay Therapeutics

3

PI3Kα – Large Opportunity Across Indications and Therapeutic Areas

RELAY THERAPEUTICS

PIK3CA mutant HR+/HER2- Breast Cancer

~150k Patients

(US prevalence)[1]

RLY-2608



Adjuvant
120k pt
1st Line
18k pt
2nd Line
14k pt

PIK3CA mutant Vascular Malformations

~170k Patients

(US prevalence)[2]

Potential for rapid POC with RLY-2608, then distinct molecule for pivotal



Cerebral Cavernous
65k pt
Lymphatic
65k pt
Venous
25k pt
PROS
15k pt

PIK3CA mutant Other Solid Tumors

~160k Patients

(US incidence)[3]

RLY-2608



Colorectal
28k pt
Endometrial
20k pt
Bladder
17k pt
Prostate
16k pt
NSCLC
14k pt
HNSCC
9k pt

Relay Tx's PI3Kα Franchise has the potential to address wide range of large disease indications

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalent US patient population of vascular malformation patients with a PIK3CA mutation (multiple sources); 3. Incident US patient population solid tumors annually with a PIK3CA mutation (SEER; 3rd party source for alteration rate, May 2024)

© 2024 Relay Therapeutics

4

Relay Tx – Productive Platform

2016 | 2024 | FUTURE EXPECTATIONS

PRODUCTIVE PLATFORM

8 DCs

4 INDs

2 Clinical POC

- ✓ Built computationally enabled platform
- ✓ Solid Tumors
- ✓ Small Molecule Inhibitors & Degraders


EXPERIMENTATION
COMPUTATION
PEOPLE

CONTINUED PLATFORM PRODUCTIVITY

+3 New DCs

+3 New INDs

+3 New clinical starts

Expected platform production by YE 2025

- + Internalize, integrate & expand platform
- + Genetic Disease
- + New Modalities: Chaperones

~$750M Cash as of end Q1 2024
Expected to fund current operating plan into 2H 2026

© 2024 Relay Therapeutics 5

Relay Tx's Dynamo™ – Productive Computationally Enabled Platform


2016
EXP.
COMP.
2024 Dynamo™ Platform
EXPERIMENTATION
NMR
Mechanistic enzymology
HDX-MS
Cryo-EM
X-ray fragment screening
REL-DEL
Structure ensembles
Integrated pharmacology
Protein design and engineering
Automated Ligand ID System (ALIS)
Ambient temp. X-Ray crystallography
High throughput automated chemistry
PEOPLE
COMPUTATION
Free energy calculations
Long time-scale MD
Giga-scale virtual screening
Differential dynamics
Digitally encoded libraries
ML-DEL + AI models for DEL
ADME/PK models
Active learning
Generative design
Automated Chemical Design
Computational fragment merging

© 2024 Relay Therapeutics
6

Focus of the Dynamo™ Platform Experimentation Develop novel modulation hypotheses Rapidly generate multiple lead compounds Optimize lead compounds swiftly and cost-effectively Development & Commercial Target Identification Target Modulation Hypothesis Hit Identification Lead Optimization Computation Relay Tx’s Dynamo™ Platform – Experimentation Closely Integrated with Computation

Dynamo™ Platform Enabled Rapid Creation of First Selective NRAS Inhibitor Compounds evaluated computationally In Vivo PoC 29 compounds synthesized in the lab 1st compound synthesized achieved potent NRAS inhibition 120 days

Outputs Relay Tx’s Dynamo™ – Focused on Output RLY-2608 RLY-5836 RLY-2139 RLY-1013 Migoprotafib Lirafugratinib COMPUTATION PEOPLE EXPERIMENTATION + Multiple unnamed earlier stage research programs Dynamo™ Platform

Relay Tx – Consistent Focus on Validated, Low Translational Risk Programs Breast Cancer Solid Tumors Genetic Disease Productive Dynamo™ Research Engine αGal (Fabry Disease) PI3Kα (Vascular Malformations) Multiple unnamed research stage programs New Programs Genetically Defined Clinically Validated Unmet Medical Need Commercially Attractive Amenable to Dynamo™️ Platform Target Selection Focus PI3Kα CDK2 ERα NRAS PI3Kα FGFR2 SHP2

Relay Tx – Broad Precision Medicine Pipeline Target Program Preclinical Early Clinical Late Clinical BREAST CANCER PI3Kα RLY-2608 (PI3KαPAN) Endocrine Tx (ET) doublet Ribociclib + ET triplet CDK4i + ET triplet Other Novel Combinations CDK2 RLY-2139 ERα RLY-1013 (Degrader) GENETIC DISEASE Fabry Disease αGal Chaperone Vascular Malformations RLY-2608 (PI3KαPAN) Other PI3KαPAN SOLID TUMORS NRAS NRAS-selective Inhibitor PI3Kα RLY-2608 Monotherapy FGFR2 Lirafugratinib (RLY-4008) SHP2 Migoprotafib (GDC-1971) Paused; IND ready Advance to IND-ready 3 ongoing combo studies (GNE) CDK4i triplet to initiate in 2024 New Programs 5+ additional unnamed research programs

Relay Tx – Milestones 2024-25

RELAY THERAPEUTICS

BREAST CANCER PORTFOLIO MILESTONES

PI3Kα	RLY-2608	• Data update in 4Q 2024
		  • Doublet safety & efficacy data
		  • Initial triplet data
		• CDK4i triplet clinic start by YE 2024
		• Potential pivotal trial start in 2025

CDK2	RLY-2139	✓ IND-ready
ERα	RLY-1013	• IND-ready in 2025

GENETIC DISEASE PORTFOLIO MILESTONES

Fabry	New Program	• Clinical start in 2H 2025
VM	New Program	• Clinical start in 1Q 2025

SOLID TUMORS PORTFOLIO MILESTONES

NRAS	New Program	• Clinical start in 2H 2025
FGFR2	Lirafugratinib	• Tumor agnostic data & regulatory update in 2H 2024
SHP2	Migoprotafib	• Three ongoing combo trials*

** Genentech controls data disclosures*

DYNAMO™ PLATFORM | 5+ unnamed research programs

~$750M cash as of end Q1 2024
Expected to fund current operating plan into 2H 2026

© 2024 Relay Therapeutics

12

PI3Kα – Large Opportunity Across Indications and Therapeutic Areas

PIK3CA mutant HR+/HER2- Breast Cancer

~150k Patients
(US prevalence)[1]

RLY-2608



Adjuvant
120k pt
1st Line
18k pt
2nd Line
14k pt

PIK3CA mutant Vascular Malformations

~170k Patients
(US prevalence)[2]

Potential for rapid POC with RLY-2608, then distinct molecule for pivotal



Cerebral Cavernous
65k pt
Lymphatic
65k pt
Venous
25k pt
PROS
15k pt

PIK3CA mutant Other Solid Tumors

~160k Patients
(US incidence)[3]

RLY-2608



Colorectal
28k pt
Endometrial
20k pt
Bladder
17k pt
Prostate
16k pt
NSCLC
14k pt
HNSCC
9k pt

Relay Tx's PI3Kα Franchise has the potential to address wide range of large disease indications

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalent US patient population of vascular malformation patients with a PIK3CA mutation (multiple sources); 3. Incident US patient population solid tumors annually with a PIK3CA mutation (SEER; 3rd party source for alteration rate, May 2024)

© 2024 Relay Therapeutics

13

Relay Tx – Extensive Breast Cancer Portfolio in Validated Market Expected to Grow to ~$27B by 2030[1]

HR+/HER2- Breast Cancer is a very large patient population…

35% of Breast Cancer Pt with PI3Kα mutation
(14% of all solid tumors)

~150k
US prevalence
HR+/HER2- Breast Cancer Patients with PI3Kα mutation[2]

~120k	~18k	~14k
Adjuvant	*1L*	*2L*

…for which Relay Tx's broad next generation ER+/HER2- BC Portfolio is designed to address

Current SoC Tx	Evolving SoC	RELAY THERAPEUTICS
PI3Kα Pathway Non-Selective Inhibitors	PI3Kα Mutant-specific	✓ RLY-2608 (pan)
ET Backbone: AI / fulvestrant	ER Degraders & other SERDs	✓ RLY-1013 (ERα)
CDK4/6 inhibitors	CDK4 or CDK2 selective	✓ RLY-2139 (CDK2)[3] Atirmo (CDK4) Pfizer

1. Decision Resources Group – Breast Cancer Disease Landscape & Forecast (Nov 2023); 2. Prevalent US patient population with a PIK3CA mutation in each line of therapy (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 3. RLY-2139 is paused and IND-ready

© 2024 Relay Therapeutics

14

RLY-2608 + Atirmociclib (CDK4i): Pfizer – Relay Tx Clinical Trial Collaboration Potentially Differentiated Safety and Tolerability Profile Encouraging Efficacy Data in Heavily Pre-Treated Patients Source: Pfizer Oncology Innovation Day presentation, Feb 2024

RLY-2608 – Broad Development Program: Doublet

RELAY THERAPEUTICS

ReDiscover Trial

	Dose Escalation	Dose Expansion
RLY-2608 + Fulvestrant Doublet	Completed *(Started Apr 2022)* 600mg BID (N=17) 400mg BID (N=10)	20 pt enrolled before YE 2023 600mg BID (n=60) Enrolling 400mg BID (n=20) Enrolling
RLY-2608 + Fulvestrant + CDKi Triplet	Initiated 2024	Enrolling
Mono	Ongoing	Enrolling

Data Expectations for YE2024 Disclosure

Doublet

	Safety Evaluable	6+ mo Follow-up
600mg BID	>60 pts	>40 pts
All Doses	>100 pts	

Landmark PFS analysis

Triplet:
Early safety and tolerability data

© 2024 Relay Therapeutics

16

RLY-2608 – Broad Development Program: Triplet

RELAY THERAPEUTICS

ReDiscover Trial

Dose Escalation → Dose Expansion

RLY-2608 + Fulvestrant Doublet
- Dose Escalation: Completed (*Started Apr 2022*)
  - 600mg BID (N=17)
  - 400mg BID (N=10)
- Dose Expansion:
  - 600mg BID (n=60) – Enrolling (20 pt enrolled before YE 2023)
  - 400mg BID (n=20) – Enrolling

RLY-2608 + Fulvestrant + CDKi Triplet
- Initiated 2024
  - Ribo (CDK4/6) – Enrolling
  - Atirmo (CDK4) – Clinical start in 2024 (Pfizer)

Mono
- Ongoing – Enrolling

Data Expectations for YE2024 Disclosure

Doublet

	Safety Evaluable	6+ mo Follow-up
600mg BID	>60 pts	>40 pts
All Doses	>100 pts	Landmark PFS analysis

Triplet:
Early safety and tolerability data

© 2024 Relay Therapeutics
17

RLY-2608 – Broad Development Program: Mono

ReDiscover Trial

	Dose Escalation		Dose Expansion	
RLY-2608 + Fulvestrant Doublet	Completed (*Started Apr 2022)*	600mg BID (N=17)	600mg BID (n=60) (20 pt enrolled before YE 2023)	Enrolling
		400mg BID (N=10)	400mg BID (n=20)	Enrolling
RLY-2608 + Fulvestrant + CDKi Triplet	Initiated 2024		Ribo (CDK4/6)	Enrolling
			Atirmo (CDK4) (Pfizer)	Clinical start in 2024
Mono	Ongoing		Enrolling	PRs seen in multiple tumor types*

Data Expectations for YE2024 Disclosure

Doublet

	Safety Evaluable	6+ mo Follow-up
600mg BID	>60 pts	>40 pts (Landmark PFS analysis)
All Doses	>100 pts	

Triplet:
Early safety and tolerability data

* PRs include both confirmed and unconfirmed partial responses

© 2024 Relay Therapeutics

18

RLY-2608 – Broad Development Program

RELAY THERAPEUTICS

ReDiscover Trial

	Dose Escalation	Dose Expansion
RLY-2608 + Fulvestrant Doublet	Completed *(Started Apr 2022)* 600mg BID (N=17) 400mg BID (N=10)	20 pt enrolled before YE 2023 600mg BID (n=60) Enrolling 400mg BID (n=20) Enrolling
RLY-2608 + Fulvestrant + CDKi Triplet	Initiated 2024	Ribo (CDK4/6) Enrolling Atirmo (CDK4) Clinical start in 2024 (Pfizer)
Mono	Ongoing	Enrolling — PRs seen in multiple tumor types*

Data Expectations for YE2024 Disclosure

Doublet

	Safety Evaluable	6+ mo Follow-up
600mg BID	>60 pts	>40 pts (Landmark PFS analysis)
All Doses	>100 pts	

Triplet:
Early safety and tolerability data

ReDiscover trial continues broad enrollment across ~25 sites in ~5 countries

* PRs include both confirmed and unconfirmed partial responses

© 2024 Relay Therapeutics

19

Breast Cancer – Large Market in Current and Emerging Standards of Care

PIK3CA mutated HR+/HER2- BC Treatment Paradigm[1]

CURRENT STANDARD OF CARE

1L		2L	
Endocrine Sensitive	Endocrine Resistant		
11,000 pts	7,000 pts	14,000 pts	
CDK4/6 + AI (abema / ribo / palbo)	CDK4/6 + fulvestrant	Capivasertib + fulvestrant *or* Alpelisib + fulvestrant *or* Everolimus + AI	
		Elacestrant (*ESR1*m)	Fulvestrant (*ESR1*WT)
Chemotherapy		Chemotherapy	

EMERGING TX

RLY-2608 COMBINATIONS

- Inavolisib + palbo + fulv
- Inavolisib + fulvestrant
- ADCs
- CDK4 + next gen oral ET
- Oral SERD monoTx

$6B+
Current PI3Kα Pathway Total Addressable Market[2]
(Metastatic HR+/HER2- Breast Cancer)

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Relay Tx PIK3CA internal market forecast (patient-based – US, EU5, Japan). Forecast includes estimates for genetic testing, class share, market access, compliance, duration of therapy and assumes current PIK3CA therapy net price (primary sources: SEER; GloboCan; Global Data; Evaluate Pharma; DRG Market Forecast; PIK3CAi PIs)

© 2024 Relay Therapeutics

20

RLY-2608 – 2L PFS Pivotal Benchmark: ~6 Months 1. SABCS 2021 #P5-17-05; 2. Rugo 2021 Lancet Oncol 22:489, ASCO 2023 1078; 3. Turner N Engl J Med 2023; 388:2058-2070; 4. Based on 4.0-6.2mo mPFS reported in Novartis-sponsored real-world evidence study for alpelisib + fulvestrant (ASCO 2022 #1055); 5. 5.5mo mPFS reported in CDK4/6-experienced patient sub-population of CAPItello-291 Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. % prior fulv N Doublet Combination Regimens Capivasertib + fulvestrant CAPItello-2913 0% 355 Alpelisib + fulvestrant BYLieve2 0% 127 Ph1b Arm D1 Inavolisib + fulvestrant 47% 60 29% 56% 19% 46% 19% 48% Data Benchmark FDA Approval Approved 2023 Approved 2019 6.2mo 5.5mo 7.1mo 8.0mo 7.3mo Not approved ORR CBR 5.5mo5 6.2mo4 mPFS Capi ORR & CBR include 30% of pts who are CDK4/6-naïve

Relay Tx – Milestones 2024-25

BREAST CANCER PORTFOLIO MILESTONES

PI3Kα	RLY-2608	• Data update in 4Q 2024
		  • Doublet safety & efficacy data
		  • Initial triplet data
		• CDK4i triplet clinic start by YE 2024
		• Potential pivotal trial start in 2025

CDK2	RLY-2139	✓ IND-ready
ERα	RLY-1013	• IND-ready in 2025

GENETIC DISEASE PORTFOLIO MILESTONES

Fabry	New Program	• Clinical start in 2H 2025
VM	New Program	• Clinical start in 1Q 2025

SOLID TUMORS PORTFOLIO MILESTONES

NRAS	New Program	• Clinical start in 2H 2025
FGFR2	Lirafugratinib	• Tumor agnostic data & regulatory update in 2H 2024
SHP2	Migoprotafib	• Three ongoing combo trials*

* Genentech controls data disclosures

DYNAMO™ PLATFORM | 5+ unnamed research programs

© 2024 Relay Therapeutics

22

Relay Tx – Today's Updates

	BREAST CANCER	GENETIC DISEASE		SOLID TUMORS
	1 PI3Kα-Driven Breast Cancer	2 PI3Kα-Driven Vascular Malformations	3 Fabry Disease	4 NRAS-Driven Solid tumors
				
Program Updates	Pfizer 1st PI3Kαi + ET + CDK4i combination in clinic	1st mutant-selective PI3Kα inhibitor	1st non-inhibitory αGal chaperone	1st NRAS-selective inhibitor
Large US opportunity	~150,000 pts[1]	~170,000 pts[2] *(chronic treatment)*	~8,000 pts[3] *(chronic treatment)*	~28,000 pts[4]
Milestones	CDK4i clinical start by YE 2024	Clinical start in 1Q 2025	Clinical start in 2H 2025	Clinical start in 2H 2025

1. Prevalent US patient population with a PIK3CA mutation in adjuvant, first line metastatic and second line metastatic settings (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalence of vascular malformations with a PIK3CA mutation (Gallagher et al 2022 and several other sources); 3. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024); 4. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding melanoma stages 0-II (SEER, 3rd party source for alteration rate, Jan 2024)

© 2024 Relay Therapeutics

23

PI3Kα-Driven Vascular Malformations – Significant Unmet Need

GENETIC DISEASE

PI3Kα-Driven Vascular Malformations

Novel Approach	1st mutant-selective PI3Kα inhibitor
Genetically Defined	PIK3CAmut
Clinically Validated	Vijoice® (alpelisib) approved
Unmet Medical Need	• Limited efficacy • Lack of selectivity • Approved Tx for PROS only
Commercially Attractive	~170,000 patients[1] *(chronic treatment)*

DYNAMO™ PLATFORM

First Mutant Selective Inhibitor



1. Prevalence of Vascular Malformations with a PIK3CA mutation (sources: Keppler-Noreuil. Am J Med Genet A. 2015; Engel-Nitz. JVA. 2022; Rodriguez-Laguna; OJRD. 2022; Vogel. Ped Derm. 2013; Shah. J Maxillofac Oral Surg. 2010; Poget. Ped Surg Int. 2023; Behravesh; CDT. 2016; Peyre. NEJM. 2021; Fereydooni et al 2019; Penington et al 2023; Gallagher et al 2022; Luks et al 2015; Limaye et al 2015; Stor et al 2023; Broek et al 2019; Choquet et al 2015; Venot et al. 2018; Pagliazzi et al 2021)

© 2024 Relay Therapeutics

24

Dr. Adrienne Hammill, MD PhD 25 PhD in Cell Regulation “Asymmetric cell division results in differential apoptotic cell fates in a B-cell lymphoma model of tumor dormancy” Board certified in Pediatrics and Pediatric Hematology-Oncology Certificate in Clinical and Translational Research Working in vascular anomalies since 2009 Serving as Research Director of the Hemangioma & Vascular Malformations Center (HVMC) Director, Cincinnati HHT Center of Excellence Director, Cincinnati Sturge-Weber Center of Excellence/Clinical Care Network Center

Vascular Anomalies Dr. Adrienne Hammill, MD PhD 26 Anomalies is an umbrella term for many different diagnoses Includes TUMORS “things that grow” and MALFORMATIONS “present since birth” Distinction less clear than it used to be, a few “unclassified” Vascular Anomalies overall not rare due to high frequency of hemangiomas But many of the individual diagnoses are quite rare

Vascular Malformations Dr. Adrienne Hammill, MD PhD 27 Vascular malformations can include a single type of malformed vessel, or combinations of vessels

Vascular Malformations Dr. Adrienne Hammill, MD PhD 28 Vascular malformations can be localized (“isolated”), diffuse/multifocal, or part of a syndrome with other findings Most frequent syndromic association is overgrowth, particularly in “combined vascular malformations” A range of severity in Vascular Anomalies Sources: Colmenero 2021; Davidson et al, 2015; de Grazia et al Isolated Diffuse, Syndromic

Genetic Causes of Vascular Malformations – Germline Mutations Dr. Adrienne Hammill, MD PhD Key: Cell Membrane Receptor Tyrosine Kinases G-Protein Coupled Receptors PI3K AKT/PKB mTOR S6 eIF-4E Protein Synthesis VEGF Gα TIE2 RAS PTEN TSC1 TSC2 RASA1 PTEN-associated VAs/hamartomas TS-associated angiofibromas CM-AVM, Parkes-Weber RAF MEK ERK EGFR/ VEGFR = known oncogene = known tumor suppressor = vascular anomalies = non-oncogene driver 29

Dr. Adrienne Hammill, MD PhD
Cincinnati Children's
changing the outcome together

Genetic Causes of Vascular Malformations – Somatic Mutations


Receptor Tyrosine Kinases
G-Protein Coupled Receptors
VMCM, BRBNS, sporadic VMs
TIE2
Cell Membrane
EGFR/ VEGFR
LM, VM, PROS, GLA
KLA, GSD RICH, NICH
Gα
Sturge-Weber syndrome, CM (port wine birthmark)
PI3K
RAS
PTEN
RASA1
AKT/PKB
Proteus
RAF
TSC1
TSC2
mTOR
MEK
S6
eIF-4E
ERK
Protein Synthesis
VEGF
Key:
= known oncogene
= known tumor suppressor
= non-oncogene driver
= vascular anomalies

30

Genetic Causes of Vascular Malformations

Dr. Adrienne Hammill, MD PhD
Cincinnati Children's
changing the outcome together




Receptor Tyrosine Kinases
G-Protein Coupled Receptors
VMCM, BRBNS, sporadic VMs
TIE2
Cell Membrane
EGFR/ VEGFR
LM, VM, PROS, GLA
PI3K
KLA, GSD RICH, NICH
RAS
Gα
Sturge-Weber syndrome, CM (port wine birthmark)
PTEN-associated VAs/hamartomas
PTEN
AKT/PKB
Proteus
RASA1
CM-AVM, Parkes-Weber
RAF
TS-associated angiofibromas
TSC1
TSC2
mTOR
MEK
ERK
S6
eIF-4E
Protein Synthesis
VEGF
Lymphedema
Key:
= known oncogene
= known tumor suppressor
= non-oncogene driver
= vascular anomalies

31

PIK3CA-related Overgrowth Spectrum (PROS) Phenotypes



Dr. Adrienne Hammill, MD PhD

- **Megalencephaly-capillary malformation (MCAP) syndrome**
- **Dysplastic megalencephaly (DMEG), hemimegalencephaly (HMEG) and focal cortical dysplasia (FCD)**
- **Congenital lipomatous overgrowth, vascular malformations, epidermal nevi, scoliosis/skeletal and spinal (CLOVES) syndrome**
- **Klippel-Trenaunay syndrome (KTS)**
- **Capillary malformation of the lower lip, Lymphatic malformation of the face and neck, Asymmetry of face and limbs, Partial/generalized Overgrowth (CLAPO) syndrome**
- **Fibroadipose hyperplasia or overgrowth (FAO)**
- **Hemihyperplasia multiple lipomatosis (HHML)**
- **Facial infiltrating lipomatosis (FIL)**
- **Macrodactyly**

- **Isolated tissue dysplasia/overgrowth phenotypes: lymphatic malformations, venous malformations, lipomatosis**

Sources: Mirzaa G et al. PIK3CA-Related Overgrowth Spectrum. 2013 Aug 15 [Updated 2023 Apr 6]. In: GeneReviews® [Internet]

32

Dr. Adrienne Hammill, MD PhD
Cincinnati Children's
changing the outcome together



PI3Kα-Driven Vascular Malformations – Overview of Biology

~300k US patients affected by Vascular Malformations, driven by prenatal somatic mutations


Mutation Frequency by Gene
Approx. 170k pts in the US
55%
15%
20%
10%
PIK3CA
TIE2
Other
CCM1-3

Abnormal development of lymphatic and/or blood vessels leads to a wide range of symptoms





Malformations may involve one or more types of vasculature

Sources: Fereydooni et al 2019, Penington et al 2023, Gallagher et al 2022, Luks et al 2015, Limaye et al 2015, Stor et al 2023, Broek et al 2019, Choquet et al 2015, Venot et al. 2018, Pagliazzi et al 2021; Photo sources: Delestre et al 2021, Pagliazzi et al, 2021
Note: TIE2 gene also refers to *TEK* gene

33

PI3Kα-Driven Vascular Malformations – Patient Treatment Journey



Dr. Adrienne Hammill, MD PhD
Cincinnati Children's™
changing the outcome together

Referral Pathway

Symptom Presentation	PCP, Dermatologist, Surgeon, ENT, etc.
Diagnosis	Geneticist, "Vascular Anomalist"
Treatment	Surgeon, Int. Radiologist, Dermatologist, Heme-Onc

Treatment & Ongoing Management

Frequency of use

Watch and wait; Compression Therapy	Temporary; 50-75% of diagnosed pts receive local or systemic Tx
Local Treatment: Laser, sclerotherapy, surgery	Invasive, recurrence is common (~25-40% recurrence rate)
Systemic Therapy: alpelisib, sirolimus	Incomplete responses, side effects / toxicities limit widespread use

Current unmet need for selective, systemic therapy for Vascular Malformations

Source: primary research

34

PI3Kα-Driven Vascular Malformations – Over 170,000 US Patients



Dr. Adrienne Hammill, MD PhD
Cincinnati Children's
changing the outcome together

Vascular Malformation Types

	PIK3CA-Related Overgrowth Spectrum (PROS)	Lymphatic Malformation (LM)	Venous Malformation (VM)	Cerebral Cavernous Malformation (CCM)	Total US pt across types
				 Cavernous malformation	
US Patients	**~5-15k**	**~80k**	**~100k**	**~120k**	**>300k pt**
% *PIK3CA*mut	**100%** *~5-15k pt*	**80%** *~65k pt*	**~20-25%** *~20-25k pt*	**40-55%** *~50-65k pt*	**~170k pt** ***PIK3CA*mut**
Approved Therapies	**Vijoice® (alpelisib)**	**No approved systemic therapy**			

Sources: ISSVA classification, NORD, Mayo Clinic, Novartis, Penington et al 2023, Gallagher et al 2022, Luks et al 2015, Limaye et al 2015, Peyre et al 2021, Hong et al 2021.
Photo sources: Venot et al. Nature 2018, Wenger et al Genet Med 2022, Limaye et al Nature Genetics 2008, Mayo Clinic

35

Non-Selective Limited scope, approved in PROS only Not approved in any Vascular Malformation types Non-Selective Immunosuppressive Alpelisib Lymphatic Malformations (LM) Venous Malformations (VM) Cerebral Cavernous Malformations (CCM) PIK3CA-Related Overgrowth Spectrum (PROS) PI3Kα-Driven Vascular Malformations – Systemic Tx Limited by Non-Selective SoC Limited Efficacy - 27% ORR1 1. ORR defined as radiologic response ≥20% lesion reduction; Source: FDA label for VIJOICE® Sirolimus

PI3Kα-Driven Vascular Malformations – Relay Tx Mutant Selective Approach

Favorable Selectivity

Selective for mutant PI3Kα


HUMAN KINOME

Favorable Tolerability

Fewer key common PI3K class AEs*


RLY-2608[1]
Alpelisib[2]
Hyper-glycemia
35%
30%
29%
59%
Diarrhea
24%
54%
6%
60%
Rash
6%
6%
12%
10%
19%
29%
Grade 1-2
Grade 3+

Favorable Efficacy

Reduction of mutant *PIK3CA* ctDNA*

RLY-2608[1]


600mg BID combo
10.0
1.0
0.1
0.0
C1D1
C2D1

*interim data from oncology trials[1-2]

Potential for rapid POC with RLY-2608, then use a distinct molecule for pivotal studies

- *PIK3CA*-Related Overgrowth Spectrum (PROS)
- Lymphatic Malformations (LM)
- Venous Malformations (VM)
- Cerebral Cavernous Malformations (CCM)

© 2024 Relay Therapeutics

1. Interim AE rates and ctDNA for RLY-2608 part of ongoing ReDiscover trial studying solid tumors (oncology), data as of 07/24/23; 2. Alpelisib AE rates from BYLieve study (oncology), Rugo 2021 Lancet Oncol 22:489

37

PI3Kα – Dynamo™: Integration of Experimental and Computational Tools

Discovery of 1st mutant-selective PI3Kα inhibitor

Target Modulation Hypothesis	Hit Identification	Lead Optimization
1 Solved 1st full-length structures & novel pocket of PI3Kα	2 Identified early chemical matter for mutant selectivity	3 Rapidly designed the 1st mutant-selective inhibitor of PI3Kα







90% CI:
Median





Target

Platform Tool Examples

	Target Modulation Hypothesis	Hit Identification	Lead Optimization
Experimental tool	CryoEM & X-ray Crystallography	DNA-Encoded Libraries (DEL)	Integrated Pharmacology
Computational tool	Long Time-scale MD	Differential Dynamics	PK / PD Dose Modeling

© 2024 Relay Therapeutics

38

PI3Kα-Driven Vascular Malformations – Significant Unmet Need

GENETIC DISEASE

PI3Kα-Driven Vascular Malformations

Novel Approach	1st mutant-selective PI3Kα inhibitor
Genetically Defined	PIK3CAmut
Clinically Validated	Vijoice® (alpelisib) approved
Unmet Medical Need	• Limited efficacy • Lack of selectivity • Approved Tx for PROS only
Commercially Attractive	~170,000 patients[1] *(chronic treatment)*

GENETIC DISEASE PORTFOLIO MILESTONES

Clinical Start in Q1 2025



© 2024 Relay Therapeutics

1. Prevalence of Vascular Malformations with a PIK3CA mutation (Gallagher et al 2022 and several other sources)

39

Relay Tx – Today's Updates

	BREAST CANCER	GENETIC DISEASE		SOLID TUMORS
	1 PI3Kα-Driven Breast Cancer	2 PI3Kα-Driven Vascular Malformations	3 Fabry Disease	4 NRAS-Driven Solid tumors
				
Program Updates	1st PI3Kαi + ET + CDK4i combination in clinic (Pfizer)	1st mutant-selective PI3Kα inhibitor	1st non-inhibitory αGal chaperone	1st NRAS-selective inhibitor
Large US opportunity	~150,000 pts[1]	~170,000 pts[2] *(chronic treatment)*	~8,000 pts[3] *(chronic treatment)*	~28,000 pts[4]
Milestones	CDK4i clinical start by YE 2024	Clinical start in 1Q 2025	Clinical start in 2H 2025	Clinical start in 2H 2025

1. Prevalent US patient population with a PIK3CA mutation in adjuvant, first line metastatic and second line metastatic settings (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalence of vascular malformations with a PIK3CA mutation (Gallagher et al 2022 and several other sources); 3. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024); 4. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding melanoma stages 0-II (SEER, 3rd party source for alteration rate, Jan 2024)

© 2024 Relay Therapeutics

40

Fabry Disease – Large Validated Market With Significant Unmet Need

RELAY THERAPEUTICS

GENETIC DISEASE

Fabry Disease

Novel Approach	1st non-inhibitory αGal chaperone
Genetically Defined	*GLA* mutations
Clinically Validated	Galafold® (migalastat) approved in Fabry Disease
Unmet Medical Need	Limited αGal activation & limited mutational coverage
Commercially Attractive	~8,000 patients[1] *(chronic treatment)*

DYNAMO™ PLATFORM

First Non-Inhibitory αGal Chaperone



© 2024 Relay Therapeutics

1. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024)

41

Fabry Disease – Large Validated Market With Significant Unmet Need

Fabry disease is a lysosomal storage disorder affecting ~8,000 patients in US

Over 1,000 different *GLA* gene mutations

Reduces αGal protein levels

Leads to accumulation of toxic Gb3 substrate

Broad clinical manifestations;
Life threatening cardiac & renal disfunction

Current therapies have established a market but have key limitations

Current Therapies	
Enzyme Replacement Therapy (ERT, intravenous)	~$1.6B peak sales[1]
Inhibitory Chaperone Therapy (migalastat)	40% of pts; ~$780M peak sales[2]

Limitations of Inhibitory Chaperone

1. Limited αGal activation
2. Limited mutational coverage
3. Not combined with ERT

Need for a non-inhibitory αGal chaperone

© 2024 Relay Therapeutics

1. Combination of Fabrazyme® (~$1,100M) and Replagal® (~$480M) 2030 forecasted WW sales per EvaluatePharma, April 2024; 2. Galafold® 2030 forecasted WW sales per EvaluatePharma, April 2024

42

αGal Inhibitory vs Non-Inhibitory Chaperone Normal Mutant Fabry Disease – Dynamo™ Discovered a Novel Allosteric Pocket Active Site

Fabry Disease – Dynamo™: Integration of Experimental and Computational Tools Discovery of 1st non-inhibitory αGal chaperone Discovered & validated novel allosteric pocket Identified & validated initial hits that stabilized Achieved potent αGal non-inhibitory chaperones 1 2 3 Computational tool Experimental tool Target Modulation Hypothesis Hit Identification Lead Optimization Structure Ensembles Long Time-Scale MD NMR Virtual Screening HTP Automated Chem. ADME/PK Models Platform Tool Examples

Fabry Disease – Relay Tx Compounds are Non-Inhibitory Chaperones Migalastat inhibited αGal function while Relay Tx compounds did not Note: Biochemical assay run with WT αGal; 1 hr incubation at room temperature

Fabry Disease – Potential Benefits of Non-Inhibitory Chaperone Approach



% αGal activity (Norm to DMSO)
RTX-1
Migalastat
log10 Compound (M)

Relay Tx Solution:
Non-Inhibitory Chaperone to Stabilize Protein and Increase Activity

1 Superior αGal activation[1]



% αGal Activity (Norm to DMSO)
RTX-1
Migalastat
log10 Compound (M)

2 Broad mutational coverage[2]



% αGal Activity (Normalized to migalastat)
RTX-1
Amenable | Non-Amenable
(as per migalastat label)

3 Combinable with ERT[3]



% αGal activity (Norm to ERT)
ERT alone
ERT + RTX-1 (100 mg/kg BID)

Notes: 1. R301Q mut αGal (2hr post compound washout, expressed in *GLA* KO HEK293 cells); In vitro αGal activity assay (4MU) across multiple GLA mutations expressed in HEK293 GLA KO cells (assessed at 1uM); 3. *GLA* KO mouse model, activity assessed following single dose of ERT and 14-day treatment with RTX-1

© 2024 Relay Therapeutics

46

There were no adverse findings in an exploratory rat toxicology study of RTX-1 at exposures equivalent to 100 mg/kg BID Superior αGal Activation 1 Relay Tx Non-Inhibitory Chaperones Can Lead to Higher Levels of In Vivo Activity

Relay Tx Non-Inhibitory Chaperones Have Broad Mutational Coverage In vitro αGal activity assay (4MU) across multiple GLA mutations expressed in HEK293 GLA KO cells Amenable | Non-Amenable (as per migalastat label) Broad Mutational Coverage 2 Note: αGal activity evaluated at 1uM of migalastat and RTX-1

Relay Tx Non-Inhibitory Chaperones Combinable with ERT Combinable with ERT 3

Fabry Disease – Large Validated Market With Significant Unmet Need

GENETIC DISEASE

Fabry Disease

Novel Approach	1st non-inhibitory αGal chaperone
Genetically Defined	*GLA* mutations
Clinically Validated	Galafold® (migalastat) approved in Fabry Disease
Unmet Medical Need	Limited αGal activation & limited mutational coverage
Commercially Attractive	~8,000 patients[1] *(chronic treatment)*

GENETIC DISEASE PORTFOLIO MILESTONES

Clinical Start in 2H 2025



© 2024 Relay Therapeutics

1. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024)

50

Relay Tx – Today's Updates

RELAY THERAPEUTICS

	BREAST CANCER	GENETIC DISEASE		SOLID TUMORS
	1 PI3Kα-Driven Breast Cancer	2 PI3Kα-Driven Vascular Malformations	3 Fabry Disease	4 NRAS-Driven Solid tumors
				
Program Updates	1st PI3Kαi + ET + CDK4i combination in clinic (Pfizer)	1st mutant-selective PI3Kα inhibitor	1st non-inhibitory αGal chaperone	1st NRAS-selective inhibitor
Large US opportunity	~150,000 pts[1]	~170,000 pts[2] *(chronic treatment)*	~8,000 pts[3] *(chronic treatment)*	~28,000 pts[4]
Milestones	CDK4i clinical start by YE 2024	Clinical start in 1Q 2025	Clinical start in 2H 2025	Clinical start in 2H 2025

1. Prevalent US patient population with a PIK3CA mutation in adjuvant, first line metastatic and second line metastatic settings (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalence of Vascular Malformations with a PIK3CA mutation (Gallagher et al 2022 and several other sources); 3. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024); 4. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding melanoma stages 0-II (SEER, 3rd party source for alteration rate, Jan 2024)

© 2024 Relay Therapeutics

51

NRAS – Large Validated Market With Significant Unmet Need

	Solid Tumors: NRAS-Driven Solid Tumors
Novel Approach	1st NRAS-selective inhibitor
Genetically Defined	NRASmut
Clinically Validated	Non-selective RAF/MEK/Pan-RAS
Unmet Medical Need	• Lack of selectivity • Challenging AE profile • Limited efficacy
Commercially Attractive	~28,000 patients[1]

DYNAMO™ PLATFORM

First NRAS Selective Inhibitor



© 2024 Relay Therapeutics

1. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding stage 0-II newly diagnosed melanoma patients (SEER, 3rd party source for alteration rate, Jan 2024)

52

NRAS – Large Validated Market With Significant Unmet Need

NRAS mutations are a key driver of solid tumors, though no NRAS-selective agent exists


Pan-RAS
mut
NRAS
HRAS
KRAS
Downstream RAS pathway
(pan-RAF, MEK, ERK)
RAF
MEK
ERK
Cell growth and proliferation

NRAS mutations observed in broad range of tumor types


Annual US Patients[1]
~0.6k Head and Neck
~2.2k NSCLC
~4.0k Melanoma[2]
~5.9k Thyroid Cancer
~0.4k Pancreatic Cancer
~6.4k Colorectal (CRC)
~1.1k Bladder Cancer

1. Newly diagnosed (incident) patients with an NRAS mutation for each tumor type (SEER, 3rd party source for alteration rate, Jan 2024); 2. Melanoma includes incident stage III and IV patients only (excludes stage 0-II patients)

© 2024 Relay Therapeutics

53

Limited Therapeutic Window of Current Agents – Pan-RAF/RAS & MEK Inhibitors



Non-Selective Agents in Development
Pan-RAS
mut
NRAS
HRAS
KRAS
Downstream RAS pathway (pan-RAF, MEK, ERK)
RAF
MEK
ERK
Cell growth and proliferation

Limited Tolerability

	Rash	Liver Tox
MEK + RAFi	25-80%	<10-60%
Pan-RAS	81%	7-8%

High rates of skin toxicity driven by off-target pan-RAS pathway inhibition

Limited Target Inhibition

	Dose Red.	Dose Discont.
MEK + RAFi	16-70%	7-28%
Pan-RAS	8%	1%

Limited Efficacy

Regimen (2L *NRAS*mut melanoma)	ORR	PFS (mo)
Naporafenib (RAFi) + trametinib (MEKi)	13-47%	4.2-5.5
Belvarafenib (RAFi) + cobimetinib (MEKi)	39%	7.3

No guidance for Ph3 development

Sources: ASCO 2021 #3007 (Belvarafenib + cobimetinib, n=32 all, 13 for efficacy), de Braud 2023 J Clin Oncol 41:2651 (naporafenib + trametinib, n=30 expansion arm), ASCO 2023 #9510 (tunlametinib, n=95), ESMO 2023 652O (RMC-6236, n=111 pts at ≥80mg; liver tox = elevated ALT/AST

© 2024 Relay Therapeutics

54

NRAS – Dynamo™ Platform Discovered a Novel Allosteric Pocket Exploited differences in protein motion… …to design first NRAS-selective inhibitor NRAS HRAS KRAS NRAS HRAS KRAS

NRAS – Dynamo™: Integration of Experimental and Computational Tools

RELAY THERAPEUTICS

Discovery of 1st NRAS-selective inhibitor

Target Modulation Hypothesis	Hit Identification	Lead Optimization
1 Discovered a novel cryptic pocket	2 Identified & validated hits selective for NRAS (over H/KRAS)	3 Rapidly designed & prioritized NRAS inhibitors







Platform Tool Examples

Target Modulation Hypothesis	Hit Identification	Lead Optimization
X-ray Fragment Screen	2D NMR	High Throughput Automated Chem.
Virtual Screening	Computational Fragment Merging	Free Energy Calculations

Experimental tool

Computational tool

© 2024 Relay Therapeutics

56

NRAS Inhibitors Are Potent, Selective & Active Across NRAS Mutations

Relay Tx compounds bind to the ON-state with selectivity for NRAS[1]

Binding Affinity (nM)	RTX-2
NRAS Q61R (ON)	7
NRAS Q61K (ON)	9
NRAS Q61L (ON)	10
NRAS WT (ON)	33
NRAS WT (OFF)	100
HRAS Q61K (ON)	No binding observed
KRAS Q61K (ON)	
KRAS WT (ON)	
KRAS WT (OFF)	

...inhibit pathway signaling only in NRAS mutant cells[2]


pERK
(% Normalized to Vehicle Control)
125
100
75
50
25
0
-10
-9
-8
-7
-6
Log10 [M] RTX
NRASQ61R
NRAS Q61K
KRAS Q61K

...inhibiting proliferation of only NRAS mutant cells[3]


RTX-2 Proliferation EC50
(Log10 Compound, CTG)
-5
-6
-7
-8
-9
-10
NRAS Mutant
NRAS Wildtype
NRAS G12C, G13R, Q61R, Q61K, Q61L
KRAS WT, Q61K, G12S
HRAS WT, G13D, Q61L
BRAF V600E

1. Based on SPR analysis of purified protein; 2. Based on pERK assay of SK-MEL-2, SK-MEL-30, and CALU-6 cell lines evaluated at 24hr timepoint; 3. Based on cell proliferation panel (17 cell lines) evaluated at 3-5d timepoint depending on cell line

© 2024 Relay Therapeutics

57

*Regressions also achieved with additional NRAS mutant models (NRAS Q61K and NRAS Q61R) NRAS Inhibitors Achieve Complete Regression at Well Tolerated Doses There were no adverse findings in an exploratory rat toxicology study of RTX-2 at exposures equivalent to 100mg/kg QD

NRAS – Large Validated Market With Significant Unmet Need

Solid Tumors	NRAS-Driven Solid Tumors
Novel Approach	1st NRAS-selective inhibitor
Genetically Defined	NRASmut
Clinically Validated	Non-selective RAF/MEK/Pan-RAS
Unmet Medical Need	• Lack of selectivity • Challenging AE profile • Limited efficacy
Commercially Attractive	~28,000 patients[1]

SOLID TUMORS PORTFOLIO MILESTONES

Clinical Start in 2H 2025



© 2024 Relay Therapeutics

1. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding stage 0-II newly diagnosed melanoma patients (SEER, 3rd party source for alteration rate, Jan 2024)

59

Relay Tx – Today's Updates

RELAY THERAPEUTICS

BREAST CANCER

1 PI3Kα-Driven Breast Cancer



Ongoing mono, doublet, triplet; Data update YE24

GENETIC DISEASE

2 PI3Kα-Driven Vascular Malformations



3 Fabry Disease



SOLID TUMORS

4 NRAS-Driven Solid tumors



	1 PI3Kα-Driven Breast Cancer	2 PI3Kα-Driven Vascular Malformations	3 Fabry Disease	4 NRAS-Driven Solid tumors
Program Updates	Pfizer 1st PI3Kαi + ET + CDK4i combination in clinic	1st mutant-selective PI3Kα inhibitor	1st non-inhibitory αGal chaperone	1st NRAS-selective inhibitor
Large US opportunity	~150,000 pts[1]	~170,000 pts[2] *(chronic treatment)*	~8,000 pts[3] *(chronic treatment)* $2B current market[5]	~28,000 pts[4]
Milestones	CDK4i clinical start by YE 2024	Clinical start in 1Q 2025	Clinical start in 2H 2025	Clinical start in 2H 2025

1. Prevalent US patient population with a PIK3CA mutation in adjuvant, first line metastatic and second line metastatic settings (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalence of vascular malformations with a PIK3CA mutation (Gallagher et al 2022 and several other sources); 3. Prevalence of Fabry patients (National Fabry Disease Foundation, Jan 2024); 4. Newly diagnosed (incident) solid tumors with an NRAS mutation, excluding melanoma stages 0-II (SEER, 3rd party source for alteration rate, Jan 2024); 5. Fabry disease forecasted 2024 market size per EvaluatePharma, includes Galafold® and ERTs (May 2024)

© 2024 Relay Therapeutics

60

PI3Kα – Large Opportunity Across Indications and Therapeutic Areas

PIK3CA mutant HR+/HER2- Breast Cancer	*PIK3CA* mutant Vascular Malformations	*PIK3CA* mutant Other Solid Tumors
~150k Patients (US prevalence)[1]	**~170k Patients** (US prevalence)[2]	**~160k Patients** (US incidence)[3]
RLY-2608	Potential for rapid POC with RLY-2608, then distinct molecule for pivotal	RLY-2608



Adjuvant
120k pt
1st Line
18k pt
2nd Line
14k pt



Cerebral Cavernous
65k pt
Lymphatic
65k pt
Venous
25k pt
PROS
15k pt



Colorectal
28k pt
Endometrial
20k pt
Bladder
17k pt
Prostate
16k pt
NSCLC
14k pt
HNSCC
9k pt

Relay Tx's PI3Kα Franchise has the potential to address wide range of large disease indications

© 2024 Relay Therapeutics

1. Prevalent US patient population with a PIK3CA mutation in each line of therapy (Global Data HR+/HER2- Breast Cancer Global Forecast, November 2023; 3rd party source for alteration rate); 2. Prevalent US patient population of vascular malformation patients with a PIK3CA mutation (multiple sources); 3. Incident US patient population solid tumors annually with a PIK3CA mutation (SEER; 3rd party source for alteration rate, May 2024)

61

Relay Tx Dynamo™ – Internalizing Bespoke Tools In-House Molecular Dynamics (MD) In-House REL-DEL In-House High-Throughput Automated Chemistry Dynamo™ Platform Development & Commercial Target Identification Target Modulation Hypothesis Hit Identification Lead Optimization

Free energy calculations Digitally encoded libraries Long time-scale MD Differential dynamics Automated Chemical Design Generative design Active learning ADME/PK models ML-DEL + AI models for DEL Giga-scale virtual screening Computational fragment merging COMPUTATION EXPERIMENTATION Relay Tx Dynamo™ – Continuing to Focus, Build and Evolve Dynamo™ Platform integrates industry-leading tools and will continue to quickly grow and evolve PEOPLE NMR X-ray fragment screening HDX-MS Mechanistic enzymology Cryo-EM REL-DEL Integrated pharmacology Protein design and engineering Ambient temp. X-Ray crystallography Automated Ligand ID System (ALIS) Structure ensembles High throughput automated chemistry

Relay Tx – Broad Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
BREAST CANCER	PI3Kα	RLY-2608 (PI3Kα[PAN])	Endocrine Tx (ET) doublet			
			Ribociclib + ET triplet			
			CDK4i + ET triplet		CDK4i triplet to initiate in 2024	
			Other Novel Combinations			
	CDK2	RLY-2139		Paused; IND ready		
	ERα	RLY-1013 (Degrader)		Advance to IND-ready		
GENETIC DISEASE	Fabry Disease	αGal Chaperone				
	Vascular Malformations	RLY-2608 (PI3Kα[PAN])				
		Other PI3Kα[PAN]				
SOLID TUMORS	NRAS	NRAS-selective Inhibitor				
	PI3Kα	RLY-2608 Monotherapy				
	FGFR2	Lirafugratinib (RLY-4008)				
	SHP2 Genentech A Member of the Roche Group	Migoprotafib (GDC-1971)		3 ongoing combo studies (GNE)		

New Programs

5+ additional unnamed research programs

© 2024 Relay Therapeutics

64

Relay Tx – Milestones 2024-25

BREAST CANCER PORTFOLIO MILESTONES

PI3Kα	RLY-2608	• Data update in 4Q 2024 • Doublet safety & efficacy data • Initial triplet data • CDK4i triplet clinic start by YE 2024 • Potential pivotal trial start in 2025
CDK2	RLY-2139	✓ IND-ready
ERα	RLY-1013	• IND-ready in 2025

GENETIC DISEASE PORTFOLIO MILESTONES

Fabry	New Program	• Clinical start in 2H 2025
VM	New Program	• Clinical start in 1Q 2025

SOLID TUMORS PORTFOLIO MILESTONES

NRAS	New Program	• Clinical start in 2H 2025
FGFR2	Lirafugratinib	• Tumor agnostic data & regulatory update in 2H 2024
SHP2	Migoprotafib	• Three ongoing combo trials*

** Genentech controls data disclosures*

DYNAMO™ PLATFORM | 5+ unnamed research programs

~$750M cash as of end Q1 2024
Expected to fund current operating plan into 2H 2026

© 2024 Relay Therapeutics

65